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                                                                    EXHIBIT 99.6

                             CONSULTING AGREEMENT
                             --------------------


     CONSULTING AGREEMENT ("Agreement"), dated as of May 26, 2000, between PremiumWear, Inc. a Delaware corporation (the "Company"), New England Business Service, Inc., a Delaware corporation ("NEBS") and Thomas D. Gleason (the "Consultant").

     WHEREAS, the Consultant is employed by the Company as executive Chairman of the Board of Directors of the Company;

     WHEREAS, the Consultant and Company have entered into an Amended and Restated Change in Control Severance Agreement effective as of September 28, 1999 and amended as of May 17, 2000 (the "Prior Agreement");

     WHEREAS, the Company and NEBS have entered into an Agreement and Plan of Merger, dated as of May 26, 2000 (the "Merger Agreement"), pursuant to which, among other things, the Company will become a wholly-owned subsidiary of NEBS;

     WHEREAS, the Company desires to induce the Consultant to act as a consultant to the Company commencing as of the date on which the Effective Time (as defined in the Merger Agreement) occurs (hereinafter, the "Effective Date") in order to assist it, among other things, in effectuating an orderly and efficient transi-tion in respect of the Merger (as defined in the Merger Agreement) and the transac tions contemplated by the Merger Agreement and to prevent the Consultant from engaging in activities which are competitive with the business of the Company, and the Consultant desires to act as a consultant to the Company commencing as of the Effective Date and is, in consideration of the benefits to him of this Agreement, willing to restrict his ability to compete with the business of the Company.

     NOW THEREFORE, in order to effect the foregoing, the Company and the Consultant wish to enter into this Agreement upon the terms and subject to the conditions set forth below. Accordingly, in consideration of the premises and the respective covenants and agreements of the parties herein contained, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Company hereby agrees to engage the Consultant, and the Consultant hereby agrees to perform services for the Company, on the terms and conditions set forth herein.
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          1.   Term.  The term of this Agreement (the "Term") shall com mence
               ----
as of the Effective Date and terminate on the second anniversary thereof. This Agreement shall be null and void and of no force or effect if the Effective Time does not occur.

          2.   Duties.  From time to time during the Term, the Consultant shall
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perform such services as the Company shall reasonably request, including assisting the Company in effecting an orderly and efficient transition in respect of the Merger and the transactions contemplated by the Merger Agreement. Upon request by the Company, the Consultant shall provide consulting services to the Company hereunder not to exceed 20 hours during any calendar month in the Term. The scheduling of such time shall be mutually agreeable to the Consultant and the Company. Subject to the Consultant's obligations hereunder (including
Section 7 hereof), the Company acknowledges that the Consultant is permitted to pursue other activities, whether of a personal or business nature.

          3.   Place of Performance.  The Consultant shall perform his duties
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and conduct his business at such locations as are reasonably acceptable to him and the Company, including the Consultant's places of residence in Grand Rapids, Michigan and Naples, Florida.

          4.   Independent Contractor.  During the Term, the Consultant shall be
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an independent contractor and not an employee of the Company and is not entitled to the benefits provided by the Company and/or its affiliates to its employ ees. Accordingly, Consultant shall be responsible for payment of all taxes, including Federal and state income tax, Social Security tax, unemployment insurance tax, and any other applicable taxes with respect to remuneration received by him pursuant to this Agreement.

          5.   Compensation.
               ------------

               (a) As of the Effective Date, the Company shall pay to the consultant an engagement fee of $240,000.

               (b)  Consulting Fee.  During the Term the Company shall pay to
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the Consultant, as compensation for the services to be performed by the Consul tant hereunder, an aggregate consulting fee of $342,500 (the "Total Consulting Fee") payable in equal monthly installments.

               (c)  Business Expenses.  The Company shall reimburse the
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Consultant for all reasonable business expenses incurred by him in connection with his performance of consulting services hereunder upon submission by the Consultant of receipts and other documentation in accordance with the Company's normal reim bursement procedures. The Consultant shall not, without the prior written consent of the Company and NEBS, incur more than $500.00 in such expenses in any calendar month during the Term. For the avoidance of doubt, the cost of the rental of Consul tant's current office space in Grand Rapids, Michigan and related telephone and office supply expenses and professional dues will not be business expenses hereun der and the Consultant shall be responsible for any such costs.

               (d)  Other Benefits.  Nothing in this Agreement shall alter or
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impair the rights of the Consultant to any employee benefit to which the
Consultant is or will become entitled as a result of his employment with the Company, including, but not limited to, health insurance and life insurance continuation at the Consul-tant's sole expense.

          6.   Termination.  The Consultant's engagement as a consultant
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hereunder shall terminate without further action by any party hereto upon the expi ration of the Term. This Agreement may also be terminated by the Company without further obligation other than for fees already earned or as set forth in the last sentence of this Section 6 if the Consultant (a) is convicted of a felony or (b) materially violates the provisions of Section 7 hereof. This Agreement may also be terminated by the Consultant upon written notice by the Consultant. Upon any termination of the Consultant's engagement as a consultant hereunder, the parties hereto shall have no further obligation or liability under this Agreement, other than those described in Section 18 below except that the Company shall reimburse the Consultant for all rea sonable expenses incurred hereunder prior to the date of termination.

          7.   Additional Covenants.
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               (a)  The Consultant acknowledges that (i) the sale of apparel products to members of the Promotional Products Association International, the Ad Specialty Industry market and the uniform market (hereinafter, the "Business") is intensely competitive and that Consultant's past employment by and service with the Company during the Term has given and will give the Consultant knowledge of and access to confidential information of the Company, including, but not limited to, the identity of the Company's customers, the identity of the representatives of customers with whom the Company has dealt, the kinds of services provided by the Company to customers and offered to be performed for potential customers, the manner in which such services are performed or offered to be performed, the service needs of actual or prospective customers, pricing information, information concerning the creation, acquisition or disposition of products and services, customer maintenance listings, computer software applications and other programs, personnel information and other trade secrets (the "Confidential Information");
(ii) the direct and indirect disclosure of any such Confidential Information to existing or potential competitors of the Company would place the Company at a competitive disadvantage and would do damage, monetary or otherwise, to the Company's business; and (iii) the engaging by Consultant in any of the activities prohibited by this Section 7 may constitute improper appropriation and/or use of such information and trade secrets. Consultant expressly acknowledges the trade secret status of the Confidential Information and that the Confidential Information constitutes a protectible business interest of the Company. Accordingly, the Company and Consultant agree as follows: (A) for all purposes of this Section 7, the Company shall be construed to include the Company, NEBS and any parents, subsidiaries and affiliates engaged in the Business; (B) during the Term of this Agreement and at all times after the termination of Consul tant's service by expiration of the Term or otherwise, Consultant shall not, without written permission, directly or indirectly, whether individually, as a director, stock holder, owner, partner, employee, principal or agent of any business, or in any other capacity, make known, disclose, furnish, make available or utilize any of the Confi dential Information, other than in the proper performance of the duties contemplated herein; (C) Consultant agrees to return all Confidential Information, including all photocopies, extracts and summaries thereof, and any such information stored electronically on tapes, computer disks or in any other manner to the Company at any time upon request by the Company and upon the termination of his service for any reason. The Consultant's non-disclosure obligations hereunder will not apply, or will cease to apply, as the case may be, to that Confidential Information which (i) is or hereafter becomes generally known or available to the public or to interested persons other than through a breach of this Agreement by the Consultant, (ii) is rightfully known to the Consultant without restriction on disclosure at the time of its receipt from the Company (including general information and knowledge obtained by the Consultant as a result of his years of experience as an executive in various busi-nesses, including those engaged in by the Company), (iii) is rightfully obtained by the Consultant from a third party without breach of an obligation of confidentiality to the Company,
(iv) is independently developed by the Consultant, or (v) is approved for release by the Company.

          (b) During the Term, the Consultant shall not engage in "Competition" with the Company. For purposes of this Agreement, Competition by Consultant shall mean Consultant's engaging in, or otherwise directly or indirectly being employed by or acting as a consultant or lender to, or being a director, officer, employee, principal, agent, stockholder, member, owner or partner of, or permitting his name to be used in connection with the activities of any other business or organization anywhere in the United States which is engaged in the business which competes directly with the Business. It shall not be a violation of this sub-paragraph for Consultant to become the registered or beneficial owner of up to five percent (5%) of any class of the capital stock of a competing corporation registered under the Securities Exchange Act of 1934, as amended, provided that Consultant does not actively participate in the business of such corporation during the Term.

          (c) During the Term, the Consultant shall not, directly or indirectly, for his benefit or for the benefit of any other person, firm or entity, do any of the following: (i) solicit from any customer doing business with the Company business of the same or of a similar nature to the business of the Company with such customer; (ii) solicit from any person firm or entity actually known by the Consul-tant to be a potential customer of the Company business of the same or of a similar nature to that which has been the subject of a written or oral bid, offer or proposal by the Company actually known by the Consultant, or of substantial preparation by the Company known by the Consultant with a view to making such a bid, proposal or offer; (iii) solicit the employment or services of, or hire, any person who is em-ployed by or a consultant to the Company; or (iv) otherwise interfere with the business or accounts of the Company.

          (d) Notwithstanding the foregoing, but subject to the provi sions of this Section 7(d), it shall not be a violation of Section 7(b) or 7(c) hereof for the Consultant to buy or become associated with (as an owner, employee, director, officer, principal, agent, stockholder, member or partner) a company or enterprise which provides products or services that are, or have the potential to be, sold or marketed to the corporate and/or institutional advertising specialty, promotional products, incentive/award or uniform markets (hereinafter, the "Markets"), provided that the Consultant first offers the Company the opportunity to represent such product or service to the Markets on a basis reasonably consistent with other non-Company owned products or services that the Company represents. In the event that the Company chooses not to represent the Consultant's company or enterprise with respect to such a product or service, the Consultant shall be entitled to market such products or services to the Markets in other manners. This Section 7(d) shall not be construed to apply to products or services directly competitive to the Company's products or services (for example, products such as apparel currently sold by the Company or which the Company is presently licensed to market and sell, bags, eye glass retainers, golf club covers and copper bracelets), which products and services the Consultant may only sell or market to the Markets during the Term through the Company. It shall also not be a violation of Section 7(b) or 7(c) hereof for the Consultant to buy or become associated with an advertising specialty/promotional product dealer, distributor, screen printer or embroiderer (the "Customers") that is currently, or has the potential to be, a customer of the Company, provided that, in such event the Consultant shall, during the term, use his best efforts to carry and promote the use of the Company's products, it being understood that it is customary in the promotional products/advertising specialty industry that the Customers usually carry or represent more than one brand or product, including brands or products other than the Company's.

          (e) Consultant acknowledges that the services to be rendered by him to the Company are of a special and unique character, which gives this Agreement a peculiar value to the Company, the loss of which may not be reasonably or adequately compensated for by damages in an action at law, and that a material breach by Consultant of any of the provisions contained in this Section 7 will cause the Company irreparable injury. Consultant therefore agrees that the Company shall be entitled, in addition to any other right or remedy, to a temporary, preliminary and permanent injunction, without the necessity of proving the inadequacy of monetary damages or the posting of any bond or security, enjoining or restraining Consultant from any such violation.

          (f) The Consultant and the Company acknowledge that the provisions contained in this Section 7 above are reasonable and necessary, in view of the nature of the Company, its business and his knowledge thereof, in order to protect the legitimate interests of the Company.

          (g) If any court or arbitrator determines that any covenant contained in this Agreement, or any part thereof, is unenforceable for any reason, the duration and/or scope of such provision shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforce able and shall be enforced.

          8.   Compliance with Law.  In the performance of the services herein
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contemplated, the Consultant is an independent contractor with the authority to control the details of his work. However, the services of the Consultant are sub ject to the approval of the Company and shall be subject to the Company's general right of supervision to secure the satisfactory performance thereof. The Consultant agrees to comply with all federal, state and municipal laws, rules and regulations, as well as all policies and procedures of the Company, that are applicable to the Consultant in connection with his services to the Company.


          9.   Successors; Binding Agreement.
               -----------------------------

               (a) The Company shall require any successor to all or substantially all of the business or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

               (b) This Agreement and all rights of the Consultant here under shall inure to the benefit of and be enforceable by the Consultant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees and, in the event of the Consultant's death during the Term, the Company shall pay to the Consultant's surviving spouse (or, if there is no surviving spouse, to his estate) all amounts that would otherwise have been payable to the Consultant hereunder for the remainder of the Term. Except as provided in the preceding sentence, this Agreement is personal to and may not be assigned by the Consultant.

          10.  Notice.  For the purposes of this Agreement, notices, demands and
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all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Consultant:

               Thomas D. Gleason
               656 Manhattan Road
               Grand Rapids, MI 49506

If to the Company or NEBS:

               New England Business Service, Inc.
               500 Main Street
               Groton, MA 01471
               Attention: Chief Financial Officer

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          11.  Disputes.  Any dispute, controversy or claim arising out of or
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relating to this Agreement, including any annexes hereto, or the breach, termination or validity hereof, shall be finally settled by arbitration by one arbitrator in Grand Rapids, Michigan, pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect. The parties shall select a mutually acceptable single arbitrator to resolve the dispute or if they fail or are unable to do so, each side shall within the following ten (10) business days select a single arbitrator and the two so selected shall select a third arbitrator within the following ten (10) business days. The arbitrator or arbitrators shall have no power to award any punitive or exemplary damages. The arbitrator may construe or interpret, but shall not ignore or vary the terms of this Agreement, and shall be bound by controlling law. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

          12.  Modification; Waiver; Discharge.  No provisions of this Agreement
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may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. No waiver by a party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          13.  Validity.  The invalidity or unenforceability of any provision or
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provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          14.  Entire Agreement.  This Agreement sets forth the entire agreement
               ----------------
of the parties hereto in respect of the subject matter contained herein and, supersedes the Prior Agreement and all other prior agreements, promises, covenants, arrangements, communications, representations or warranties whether oral or written, by any officer, employee or representative of any party hereto, and any prior agree ment of the parties hereto in respect of the subject matter contained herein is hereby terminated. Notwithstanding the foregoing, the parties hereto agree that, in the event that the Effective Time does not occur, the Prior Agreement shall remain in full force and effect. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement. The Consultant hereby agrees that, immediately following the Merger and pursuant to the Merger Agreement, he shall receive a cash payment in respect of each of his then-outstanding stock options based upon the formula set forth in Section 3.7(a) of the Merger Agreement and that, upon such payment Consultant shall have no right whatsoever to acquire securities of the Company, whether pursuant to an option or otherwise, and that each such option shall be cancelled in full.

          15.  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed to be an original but all of which to gether will constitute one and the same instrument.

          16.  Headings.  The headings contained herein are for reference
               --------
purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          17.  Governing Law.  The validity, interpretation, construction and
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performance of this Agreement shall be governed by the laws of the State of
Michi  gan without regard to principles of conflicts of laws.

          18.  Indemnification.
               ---------------

               (a) The Company shall indemnify, hold harmless and defend the Consultant against reasonable costs, including legal fees, incurred by him in connection with his consultation with legal counsel or arising out of any action, suit or proceeding in which he may be involved with respect to his service with the Company hereunder or as a result of his efforts, in good faith, to defend or enforce the terms of this Agreement.

               (b) Without limiting the generality of the foregoing, the Company shall indemnify and hold the Consultant harmless with respect to any excise taxes, interest, fees, penalties or other obligations incurred by the Consultant as a result of a final determination that any payment received by the Consultant from the Company or an affiliate pursuant to this Agreement or otherwise is an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, including any such excise taxes, interest, fees, penalties or other obligations incurred by the Executive in connection with the receipt by the Executive of payments from the Company pursuant to this
Section 18(b). The Consultant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require a payment under this Section 18(b). Such notification shall be given as soon as practicable but no later than ten business days after the Consultant knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Consul tant shall not pay such claim prior to the expiration of the thirty-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Consultant in writing prior to the expiration of such period that it desires to contest such claim, the Consultant shall: (i) give the Company any information reasonably requested by the Company relating to such claim, (ii) take such action in connection with contesting such claim as the Company shall reason ably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company, (iii) cooperate with the Company in good faith in order effectively to contest such claim, (iv) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties, as well as any legal, accounting or other expenses) incurred in connection with such contest and shall indemnify and hold the Consultant harmless, on an after-tax basis, for any excise tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation to the foregoing provisions of this Section 18(b), the Company shall control all proceedings taken in connection with such contest and, as its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Consultant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Consultant agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Consultant to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Consultant, on an interest-free basis and shall indemnify and hold the Consultant harmless, on an after-tax basis, from any excise tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance. The provisions of this Section 18(b) shall survive the termination of the Term.

               (c) NEBS agrees to be jointly and severally liable for the obligations of the Company under Sections 5 and 18 hereof.

          19.  Office Equipment.  Immediately following the Effective Date, the
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Consultant shall purchase from the Company, at an aggregate price of $100, the
IBM Thinkpad, Hewlett Packard Vectra desktop computer, NEC computer monitor, Hewlett Packard printer, office desk and computer table which had been previously provided to the Consultant by the Company.


          IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                         PREMIUMWEAR, INC.


                         By: /s/ David E. Berg
                            -------------------------------
                         Its: Chief Executive Officer
                             ------------------------------

                         NEW ENGLAND BUSINESS SERVICE,  INC


                         /s/ Robert J. Murray
                         ----------------------------------
                         By: Robert J. Murray
                         Its: Chairman, President and
                              Chief Executive Officer

                         /s/ Thomas D. Gleason
                         ----------------------------------
                             Thomas D. Gleason